                                                                   EXHIBIT 10.72


                              NONEMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                 IN LIEU OF CASH COMPENSATION FOR PRIOR SERVICES


               THIS AGREEMENT is dated as of the ___ day of ____________, 1998 (the "Award Date"), and is between ALPHA MICROSYSTEMS, a California corporation (the "Corporation"), and ____________ (the "Optionee").


                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, Optionee has elected in lieu of cash compensation for his services as a Director of the Corporation during the period commencing December 1, 1997 through September 1, 1998 to accept a non-qualified stock option to purchase all or any part of _____________ authorized but unissued shares of Common Stock of the Corporation in accordance with Section 8(a) of the Alpha Microsystems 1998 Stock Option and Award Plan (the "Plan"), on the terms and conditions set forth herein and in the Plan.

               NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

               1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

               2. Grant of Option. This Agreement evidences the Corporation's grant to the Optionee of the right and option to purchase, on the terms and conditions set forth herein and in the Plan, all or any part of an aggregate of ____________ shares of the Common Stock at the price of $_________ per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Award Date (the "Expiration Date"). This Option is not intended to constitute an incentive stock option within the meaning of Section 422 of the the Internal Revenue Code of 1986, as amended (the "Code").

               3. Exercisability of Option. All or any portion of the Option may be exercised immediately.

               4. Method of Exercise of Option.

                      (a) The Option shall be exercisable by the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by

        Section 8(c)(i) of the Plan for the full purchase price of the shares to be purchased, subject to such further limitations and rules or procedures as the Administrator may from time to time establish as to any non-cash payment. Shares delivered in payment of the exercise price must have been owned by Optionee for at least six months prior to the exercise. In addition, the Optionee shall furnish any written statements required pursuant to Section 12(a) of the Plan.

                      (b) The Corporation may require that the Optionee enter into an arrangement providing for the payment by the Optionee to the Corporation of any tax withholding obligation of the Corporation arising by reason of the exercise of the Option.

               5. Conditions to Exercise. Notwithstanding anything to the contrary contained herein, the Option may not be exercised unless the shares issuable upon exercise of the Option are then registered under the Securities Act of 1933, as amended (the "Securities Act") or, if such shares are not then so registered, the Corporation has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. If the Corporation, in its sole discretion, shall determine that it is necessary to comply with applicable securities laws, the certificate or certificates representing the shares issuable upon exercise of the Option shall bear an appropriate legend in form and substance, as determined by the Corporation, giving notice of applicable restrictions on transfer under or in respect of such laws.

               6. Effect of Cessation of Optionee's Directorship. After the Optionee ceases to be a Director of the Corporation, the Optionee's rights to exercise any unexercised portion of this Option shall be as follows:

                             (a) If the Optionee ceases to be a Director by
               reason of death, the portion of such Optionee's Option exercisable at the time of such Optionee's death may thereafter be immediately exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year from the date of such death or until the expiration of the Option, whichever period is shorter.

                             (b) If the Optionee ceases to be a Director by
               reason of Disability, that portion of the Option which was exercisable at the time such Optionee ceased to be a Director may thereafter be exercised for a period of one year from the date of such cessation or until the expiration of the Option, whichever period is shorter.

                             (c) If the Optionee ceases to be a Director for any
               reason other than death or Disability, that portion of the Option which was exercisable at the time such Optionee ceased to be a Director may be exercised until the earlier to occur of (i) three months from the date of such cessation, or three years if the Optionee had served as a Director for ten years or more or had reached the age of

               70 at the date the Optionee ceased to be a Director; or (ii) the expiration of the stated term of such Non-Qualified Stock Option.

               7. Investment Representation. The Optionee hereby covenants and agrees with the Corporation that if, at the time of exercise of the Option, there does not exist a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall include a prospectus which is current with respect to the shares subject to the Option, (i) that the Optionee is purchasing the shares for the Optionee's own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act, but in claiming such exemption, the Optionee shall, prior to any offer for sale of sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the applicability of such exemption and (iii) that the Optionee agrees that the certificates evidencing such shares shall bear a legend to the effect of the foregoing.

               8. Non-Transferability of Option. The Option and any other rights of the Optionee under this Agreement or the Plan are nontransferable except as provided in Section 8(c)(4) of the Plan.

               9. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 2722 South Fairview Street, Santa Ana, California 92704, to the attention of the Chief Financial Officer and to the Optionee at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

               10. Plan. The Option and all rights of Optionee thereunder are subject to, and the Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to options granted to Optionee. The Optionee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Administrator do not (and shall not be deemed to) create any rights in the Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Administrator so conferred by appropriate action of the Administrator under the Plan after the date hereof.

               IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand.

                                    ALPHA MICROSYSTEMS,
                                    a California corporation


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                    OPTIONEE


                                    ____________________________________________
                                    (Signature)

                                    ____________________________________________
                                    (Print Name)

                                    ____________________________________________
                                    (Address)

                                    ____________________________________________
                                    (City, State, Zip Code)